SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 10, 1997



                     MIDWAY AIRLINES CORPORATION
        (Exact name of registrant as specified in its charter)

                               DELAWARE
            (State or other jurisdiction of incorporation)



 000-23447                             36-3915637
(Commission File Number)              (IRS Employer
                                       IdentificationNo. )



                  300 West Morgan Street, Suite 1200
                      Durham, North Carolina 27701
           (Address of principal executive offices) (Zip Code)


                            (919) 956-4800
         (Registrant's telephone number, including area code)

Item 5. Other Events.

     On December 10, 1997, Midway Airlines Corporation (the
"Company") was notified by the National Mediation Board that the Air Line Pilots Association has been authorized and designated to represent the Company's pilots.

                              SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MIDWAY AIRLINES CORPORATION



                             By:       /s/ Jonathan S. Waller
Dated:  December 16, 1997                  Jonathan S. Waller
                                           Senior Vice President